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          T. ROWE PRICE
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          STATE TAX-FREE INCOME TRUST

          Supplement to Statement of Additional Information dated July 1,
          1995.
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               The section entitled "Pricing of Securities" beginning on page 70 has been revised to read as follows:

                         PRICING OF SECURITIES BEING OFFERED

               Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Market Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Market Funds are valued at amortized cost.

               There are a number of pricing services available, and the Directors of the Funds, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

               Securities or other assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund, as authorized by the Board of Directors.

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          The date of this Supplement is March 18, 1996.
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